EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Xtreme Green Electric Vehicles, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Byron Georgiou, Chief Executive Officer, and Ken Sprenkle, Chief Financial Officer, certify. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sanford Leavitt	/s/ Ken Sprenkle
Chief Executive Officer	Chief Financial Officer

Date: November 12, 2014	Date: November 12, 2014

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